Exhibit 99.1

BioLargo, Inc.

Shareholder Town Hall

Thursday, September 10, 2026 · 1:00 p.m. Pacific / 4:00 p.m. Eastern

Dennis P. Calvert, President and Chief Executive Officer

BioLargo
We Make Life Better

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include, without limitation, statements regarding commercialization plans and timing, product launches, regulatory developments, partnerships and distribution arrangements, financing activity, grant funding, subsidiary valuations, and anticipated milestones. Forward-looking statements are based on management's current expectations and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially, including those described under "Risk Factors" in the Company's Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Subsidiary valuation figures presented herein reflect prices paid by outside investors in private transactions and are not the result of a market for those securities; there is no assurance any such value could be realized. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

BioLargo does not manufacture products.

BioLargo manufactures companies.

It works the same way every time

1. **A technology that is one of a kind**
2. **Something measurably different**
3. **Carried until somebody outside pays to enter**
4. **Somebody else funds the scale**

De-risking is the product.

Small amounts of our capital, into positions that other people's capital makes large.

Seven companies. Each separately incorporated to capitalize and monetize one-of-a-kind value

COMPANY	OWNERSHIP	ROYALTY TO THE PARENT	NOTE
Clyra Medical	48.1%	6% of net revenue	Infection Control – Wound & Burn
BioLargo CPG	78%	5% of net revenue	Consumer Products
ONM Environmental	100%		Industrial Odor Control Solutions
BEST	100%		PFAS Removal, Water Treatment
BioLargo Energy Technologies	93.4%	6% of net revenue	Cellinity Grid Scale Battery Mfg.
Tu' Nipi Water Solutions	49%		Focus on Treatment of Oil Sands Produced Water
BioLargo Engineering	70%		Environmental Engineering Portfolio; Technical support for BioLargo

Examples

1	2	3	4	5
Incubation	Proving up	Regulatory	Scaling through partnership	Exit
Tu' Nipi	BETI (Cellinity)	BEST (PFAS/Water)	Clyra Medical BioLargo CPG	Where it all pays off

STEPS

What the business model predicts

WHERE CAPITAL IS CONSUMED

Steps 1, 2 and 3

WHERE VALUE IS REALIZED

Step 4

That is the cost side of the model showing up before the value side does.

The Q2 2026 quarter



$2.78 M
$1.12 M
$1.25 M
Q2 2025
Q1 2026
Q2 2026

The year-over-year decline is the Pooph business we exited and will re-enter in Q4 2026.
Q2 2025 included $1.6 million from such revenues even as were exiting the business.

+12%
Quarter over quarter
Q1 to Q2 2026

+26%
Six months, excluding Pooph
from the prior year

AND THE REST OF THE PICTURE

Net loss	$4.00M
Net loss, six months	$7.40M
Stockholders' equity	($2.73M)
Cash at June 30, 2026	$2.19M
Working capital deficit	($1.27M)

Where the loss sits, and how Clyra funded it

CLYRA MEDICAL, THIS HALF

6.5% of our revenue

55% of our operating loss

THE SIX-MONTH NET LOSS OF $7.40M

$2.35M Belongs to outside investors in our subsidiaries, the large majority of it Clyra's.

$5.05M Attributable to BioLargo's shareholders.

We build companies that attract independent investment

Who funded it

$3.40M	$487K	$650K
Raised inside Clyra Medical, from investors who chose Clyra	Raised inside the battery company	Raised from BioLargo stock

86% **of what we raised this half was raised inside the businesses building value.**

And what makes it possible:

BioLargo guarantees $4,295,000 of Clyra's notes, at 15%. In the event of a failure at Clyra, that obligation would be ours.

Cost discipline, and the two hits

WHAT CAME DOWN

–27% lower corporate overhead

–13% lower salaries

+16% consolidated SG&A. Professional fees nearly doubled, on two securities offerings and the Pooph litigation. Office expense rose $358K, mostly insurance.

TWO THINGS WENT AGAINST US

The Pooph license, revoked in September

We lost the revenue. We kept the proof... and the opportunity

The Clyra launch, longer than planned

We have used the time to sign distributors.

CAPITAL AS THE BARRIER

The battery: we sell factories, not batteries

THE BARRIER

A factory costs several times what this entire company is worth.

That barrier is real if you are trying to carry it yourself.

THE ANSWER

We are not trying to carry it. That is the whole strategy.

We license the technology into locally owned manufacturing joint ventures.

WHAT WE TAKE IN EXCHANGE

- **Equity in the joint venture**
- **A royalty on output**
- **Design and construction revenue**

Cellinity: the technology, the demand, and how it scales

1 One of a kind technology, squarely in the US national strategic interest

2 Four macro trends driving adoption

Demand	Supply chain	Degradation	Ownership

3 Share the wealth, and the leverage is extraordinary

4 No project is fully financed yet, and we believe we have the opportunity to do so.

Substantive discussions underway

CHANNEL ACCESS AS THE BARRIER

Clyra: three channels, all executed

Wound & Burn Care

An FDA 510(k) cleared product can still never reach a patient. **But not ours!**
Here the channel is the barrier, not the technology.

Advanced Solution

Wound clinics

Al-Hikma FZCO

International

Spartan Medical

US government healthcare

THOSE THREE CHANNELS REACH, IN THE UNITED STATES ALONE

6,100 hospitals

6,300 ambulatory surgery centers

2,200 specialty wound care clinics

Clyra Update

WHAT EXISTS

- ViaCLYR, FDA 510(k) cleared, on the patented Clyrasept copper-iodine complex
- Fourteen full-time employees
- Board and medical leadership from Duke and Edwards Lifesciences

WHAT GOT DONE THIS YEAR

- First revenue from the sale of ViaCLYR, $154,000 in the half
- Manufacturing capacity contracted at scale with an FDA-compliant manufacturer
- Staff built for two products, not one
- $3.4 million raised inside Clyra to pay for all of it

THE TEST: A CHECKLIST

- [ ] ISO 13485 certification of the company
- [ ] Manufacturing readiness
- [ ] Partner launch authorization
- [ ] First orders

AND A FOURTH RELATIONSHIP

Bioclynse, a surgical wound irrigation solution on the same Clyrasept chemistry, with a national distribution partner confidential until launch.

BEST (PFAS/Water Treatment)

LAKE STOCKHOLM, NEW JERSEY

Six months of continuous operation

An operating reference site.

AND AROUND IT

- A dozen-plus completed pilot studies
- An MOU with Aquatech on manufacturing scale and worldwide delivery
- Two commercial pilots proposed, with Garrett County and a new customer
- Significant proof of claim in leachate treatment & more

REGULATIONS ARE THE BARRIER

What changed in PFAS regulation, and what did not

THE NOISE, AND IT IS A REAL HEADWIND	WHAT HAS NOT CHANGED

AND THE REQUIREMENTS ARE NOT RECEDING. THEY ARE SPREADING.

- Wastewater
- Landfill leachate
- Biosolids
- Industrial pre-treatment
- Shorter-chain compounds

The drinking water rule was never the whole market. And the settlements are approved: billions of dollars to public water systems for the specific purpose of treating PFAS.

Tu Nipi: The Power of Strategic Relationships

THE PROBLEM IT EXISTS TO SOLVE

1.8 billion

cubic meters of tailings and mine water held in Alberta. That may be the largest volume of liquid industrial waste on the planet, and there is still no approved way to treat it and put it back.

WHAT EXISTS

- A joint venture with Fort McKay Oil Services. BioLargo Canada holds 49% and supplies the technology
- Indigenous-led and majority Indigenous-owned, tied to the Fort McKay First Nation
- The AOS, which breaks down toxic organics in tailings water with no added chemicals and a few watts of power

WHAT GOT DONE

Emissions Reduction Alberta conditionally approved the first grant, supporting a C$4.6 million project budget that carries the AOS from bench scale to a working pilot on real oil sands water. Roughly half is grant capital.

We were invited in. That is the one advantage a competitor cannot go out and purchase, and we did not purchase it either.

The test: the pilot runs on real oil sands water and performs.

THE BARRIER IS PROOF

BioLargo CPG: the proof is already paid for

$125,000,000

of pet-care sales under the Pooph brand, built on our CupriDyne technology.

That was not our revenue. We earned a manufacturing margin and a 6% royalty on somebody else's brand.

SO HERE IS WHAT THE POOPH EPISODE ACTUALLY WAS

Somebody else ran a full-scale consumer market test on our technology, at their expense.

The answer came back yes, at $125 million of scale.

We lost the channel. The answer is still the answer.
We have the playbook, the proof, and the product: time to take this market!

BioLargo Engineering: Supporting Company Development


$2.35 M
$2.00 M
$1.02 M
2024
2025
2026 estimate

Outside revenue, on one consistent basis. The 2026 bar is the midpoint of a $2.1M to $2.6M range on the current run rate.

Recurring federal revenue: about $100,000 a month of Air Force air quality work, and $1.4 million in renewals announced this year.

$574K, up 46% this half

of internal engineering, building the AEC and the battery. It never shows up as revenue at all, because it is eliminated in consolidation.

AND IT PRODUCES DEAL FLOW

A $1.2 million contract in April to design a pilot-scale minerals processing facility using a patented BioLargo process. Commercial Pilot and Full Plant Design, Build and Operate opportunity.

WHERE THE CONFIDENCE COMES FROM

Engagements that Validate

Every organization here ran its own diligence and committed something it cannot easily take back: money, a contract, a reputation, or a regulatory process.

REGULATORS AND AGENCIES

EPA and the State of New Jersey
Testing the AEC in municipal service, six months

United States Air Force
About $100K a month, $1.4M in renewals this year

Emissions Reduction Alberta
Conditional approval, C$4.6M budget

TECHNICAL AND COMMERCIAL

Aquatech
Manufacturing scale and worldwide delivery

Fort McKay Oil Services and First Nation
Our joint venture partner in Alberta

University of Alberta
Research program standing up alongside

A ceramic component manufacturer
Scaling partner for the battery

DISTRIBUTION

Advanced Solution
United States commercial healthcare

Al-Hikma FZCO
Eighteen countries

Spartan Medical
US government healthcare, plus the DLA catalog

A national partner for Bioclynse
Confidential until launch

INVESTORS, AT PRICES THEY SET

$3.4M into Clyra Medical this half

$487K into the battery company at $3.70 a share

CUSTOMERS

A minerals client, $1.2M to design a pilot facility

Garrett County and one new customer, pilots proposed

$125M of consumers who bought it in a bottle (Pooph Original Formula created and validated the playbook)

Two Subsidiaries Alone Support a Valuation of ~$70M

ROW	WHAT WE OWN	BASIS	VALUE to BioLargo
1	48.1% of Clyra Medical	Outside investors paid $6.50 in October; strike $7.50	$35.6M to $41.0M
2	78% of BioLargo CPG	Carried at formation, until October gives us revenue	Unpriced
3	100% of ONM Environmental	An operating business with improving cost performance	Basis pending
4	100% of the water business	Municipal installation and pilot pipeline, $1.7M invested	Unpriced
5	93.4% of the battery company	At the $3.70 a share outside investors paid this year	$33.7M
6	70% of BioLargo Engineering	Outside revenue nearly doubled in 2025, internal work up 46%	Unpriced
7	49% of Tu Nipi	Formed this year, conditionally grant-supported, no revenue	Carried at formation
8	The royalties	Royalties on subsidiaries	Unpriced
9	The guarantee and overhead	$4,295,000 of Clyra notes at 15%, plus $250K a month	Negative

The Arithmetic

Clyra Medical	$35.6M to $41.0M
BETI (Cellinity)	$33.7M
Those two rows together	**$69.3M to $74.7M**
Market capitalization	**About $35M**

Two of our seven businesses, valued using only figures already in our public filings, are worth roughly twice this entire company.

What changes the perception

Every one of these converts something the market cannot see into something it can.

1	Consumer products goes live in October, with revenue under our own brand	That is a sales line.
2	A first municipal contract for water	A sales line, and the one that makes every other utility in the country a real prospect.
3	A financing of a battery factory deal	The moment somebody prices step four.
4	Clyra's channels converting to purchase orders	A sales line, and the one with the royalty attached.

What to watch over the next six to nine months

Updated from the list we published on August 17.

1. Consumer relaunch live in October, with first sales under our own brand
2. Al-Hikma and Spartan converted from agreement to purchase orders, and additional distributors signed
3. The Clyra partner disclosed when we are permitted
4. Launch readiness for Bioclynse
5. The minerals design concluded, and whether it leads to the larger facility
6. A commercial agreement announced for water treatment and/or the battery project financed
7. The Tu Nipi pilot moving from conditional approval to funded work
8. The balance sheet strengthened, with the cost to you disclosed

Every one of those is step four coming due on a different business.